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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       --------------------------------

                                    FORM 8-K


                       --------------------------------

                                 CURRENT REPORT


         Pursuant to Section 13 of the Securities Exchange Act of 1934. Date of Report (Date of Earliest event reported): November 14, 1997


                       --------------------------------


                                   WSMP, INC.
             (Exact name of registrant as specified in its charter)






NORTH CAROLINA                    0-7277                     56-0945643
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification
incorporation)                                               Number)



CLAREMONT, NORTH CAROLINA                                                28610
(Address of principal executive office)                              (Zip Code)



       Registrant's telephone number, including area code: (704) 459-7626




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Item 1.           Changes in Control of Registrant.

                           None.

Item 2.           Acquisition or Disposition of Assets.

                           None.

Item 3.           Bankruptcy or Receivership.

                           None.

Item 4.           Changes in Registrant's Certifying Accountant.

                           None.

Item 5.           Other Events.

         WSMP, Inc. has previously reported the signing of a letter of intent with Sagebrush, Inc. by which WSMP would acquire Sagebrush in a stock for stock merger of the two companies.

         WSMP has now announced that the parties have negotiated and signed a definitive Agreement and Plan of Merger concerning this transaction.

         While the letter of intent stipulated that the exchange ratio would be
0.3214 shares of WSMP common stock for each share of Sagebrush common stock, under the Agreement and Plan of Merger that exchange ratio will be subject to adjustment in the event that the average closing price per share of the WSMP common stock for a designated 10-day period prior to the merger is less than $21.78 or greater than $23.34. The adjustment factor is designed to assure that the market value of the WSMP common stock (determined based upon such average closing price) exchanged for each share of Sagebrush common stock is not less than $7.00 nor more than $7.50 per share of Sagebrush common stock.

         As part of the negotiations leading to the execution of the definitive agreement, the parties negotiated the form of an Employment and Non-Competition Agreement with Sagebrush President L. Dent Miller and a Consulting and Non-Competition Agreement with Sagebrush Chairman Charles F. Connor, Jr. Miller and Connor also agreed that each would vote the Sagebrush shares they own or control in favor of the merger.

         The merger remains subject to customary closing conditions, including approval of the merger by the shareholders of both WSMP and Sagebrush. WSMP and Sagebrush will prepare a joint proxy statement and prospectus in connection with the meetings of their shareholders, and the WSMP common stock to be issued in the merger will be offered only by means of such joint proxy statement and prospectus. Shareholders meetings are anticipated to occur in late January and the merger, if approved, will be consummated promptly thereafter.


Item 6.           Resignations of Registrant's Directors.

                           None.


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Item 7.           Financial Statements and Exhibits.

                  (a)  None.

                  (b)  None.

                  (c)  Exhibits:

         Exhibit 10.1          Agreement and Plan of Merger between WSMP,
                               Inc. and Sagebrush, Inc. dated as of November 14, 1997

         Exhibit 99.1          Press Release dated November 17, 1997


Item 8.           Change in Fiscal Year.

                       None.


Item 9.           Sales of Equity Securities Pursuant to Regulations.

                       None.






         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WSMP, INC.

                                    /s/ Matthew V. Hollifield
                                    --------------------------------------
                                    MATTHEW V. HOLLIFIELD
                                    Vice-President of Finance, Treasurer
                                    and Chief Financial Officer



November 21, 1997